Exhibit 10.8
FIVE-YEAR TERM LOAN GUARANTY

THIS FIVE-YEAR TERM LOAN GUARANTY dated as of January 8, 2014 (this “Guaranty”) executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Five-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-Rubin, Inc. (“PREIT-Rubin”), Pennsylvania Real Estate Investment Trust (the “Parent”; together with PREIT and PREIT-Rubin, each individually, a “Borrower” and collectively, the “Borrower”), the financial institutions party thereto and their assignees under Section 11.6.(b) thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, for its benefit and the benefit of the Lenders (the Administrative Agent and the Lenders, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, each Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower and each Guarantor, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing under the Credit Agreement through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, each Guarantor is willing to guarantee obligations of the Borrower to the Administrative Agent and the Lenders on the terms and conditions contained herein;

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a condition precedent to the effectiveness of the Credit Agreement and to the Guarantied Parties making such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all Obligations; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing and (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Administrative Agent or any other Guarantied Party in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder. Guarantied Obligations shall not include Specified Derivatives Obligations.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Borrower or any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; or (c) to make demand of the Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security, if any, held by the Guarantied Parties which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a)    (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document or any other document or instrument evidencing or relating to any Guarantied Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(b)    any lack of validity or enforceability of the Credit Agreement or any of the other Loan Documents or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c)    any furnishing to the Guarantied Parties of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d)    any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

(e)    any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f)    any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;
(g)    any invalidity or nonperfection of any security interest or lien on, if any, or any other impairment of, any collateral, if any, securing any of the Guarantied Obligations or any failure of the Administrative Agent or any other Person to preserve any collateral security or any other impairment of such collateral;

(h)    any application of sums paid by the Borrower, any Guarantor or any other Person with respect to the liabilities of the Borrower to the Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid;

(i)    any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof;

(j)    any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which any at any time be available to or be asserted by the Borrower, any other Loan party or any other Person against the Administrative Agent or any Lender;

(k)    any change in the corporate existence, structure or ownership of the Borrower or any other Loan Party;

(l)    any statement, representation or warranty made or deemed made by or on behalf of the Borrower, any Guarantor or any other Loan Party under any Loan Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than termination of this Guaranty as provided in Section 21 hereof).

Section 4. Action with Respect to Guarantied Obligations. The Guarantied Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor hereby makes to the Administrative Agent and the other Guarantied Parties all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

Section 6. Covenants. Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8. Inability to Accelerate Loan. If the Guarantied Parties or any of them are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Administrative Agent and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9. Reinstatement of Guarantied Obligations. If a claim is ever made on the Administrative Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Administrative Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Administrative Agent or such other Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Administrative Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Administrative Agent or such other Guarantied Party.

Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Administrative Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Administrative Agent as collateral security for any Guarantied Obligations existing.

Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, Fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding provided the requirements set forth in Section 3.10. of the Credit Agreement are satisfied, such Guarantor shall pay to the Administrative Agent and the Lenders such additional amount as will result in the receipt by the Administrative Agent and the Lenders of the full amount payable hereunder had such deduction or withholding not occurred or been required.

Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes each Guarantied Party and each Participant, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or a Participant subject to receipt of the prior written consent of the Administrative Agent exercised in its sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender or such Participant or any Affiliate of the Administrative Agent or such Lender to or for the credit or the account of the Borrower against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14. Avoidance Provisions. It is the intent of each Guarantor, the Administrative Agent and the other Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”) and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Administrative Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15. Contribution. To the extent that any Guarantor shall be required hereunder to pay any portion of any Guarantied Obligation exceeding the greater of (a) the amount of the value actually received by such Guarantor and its Subsidiaries from the Loans and the other Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guarantied Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date.

Section 16. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 17. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

SECTION 18. WAIVER OF JURY TRIAL.

(a)    EACH GUARANTOR, AND EACH OF THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN SUCH GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY.

(b)    EACH GUARANTOR, AND EACH OF THE ADMINISTRATIVE AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY AGREES THAT THE FEDERAL DISTRICT COURT LOCATED IN THE EASTERN DISTRICT OF PENNSYLVANIA OR ANY STATE COURT LOCATED IN PHILADELPHIA COUNTY, PENNSYLVANIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY. EACH GUARANTOR AND EACH OF THE GUARANTIED PARTIES EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.
(c)    THE FOREGOING WAIVERS HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS GUARANTY.

Section 19. Loan Accounts. The Administrative Agent and each Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations arising under or in connection with the Credit Agreement, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of such Guarantied Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of the outstanding amount of such Guarantied Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Administrative Agent or any Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 20. Waiver of Remedies. No delay or failure on the part of the Administrative Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any other Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 21. Termination. This Guaranty shall remain in full force and effect with respect to each Guarantor until indefeasible payment in full of the Guarantied Obligations and the other Obligations and the termination or cancellation of the Credit Agreement in accordance with its terms.

Section 22. Successors and Assigns. Each reference herein to the Administrative Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by the Administrative Agent and any other Guarantied Party to any assignee or Participant of a Lender (or any prospective assignee or Participant of a Lender) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

Section 23. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 24. Amendments. This Guaranty may not be amended except in writing signed by the Administrative Agent and each Guarantor.

Section 25. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Administrative Agent at its Principal Office, not later than 11:00 a.m. Central time, on the date one Business Day after demand therefor.

Section 26. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Administrative Agent or any other Guarantied Party at its respective address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

Section 27. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 28. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 29. Limitation of Liability.    Neither the Administrative Agent nor any other Guarantied Party, nor any Affiliate, officer, director, employee, attorney, or agent of the Administrative Agent or any other Guarantied Party, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other Loan Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Loan Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Administrative Agent or any other Guarantied Party or any of the Administrative Agent’s or any other Guarantied Party’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Loan Documents, or any of the transactions contemplated thereby.

Section 30. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 7.1.(b) of the Credit Agreement.

Section 31. Definitions.

(a) For the purposes of this Guaranty,    “Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

(b)    Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Five-Year Term Loan Guaranty as of the date and year first written above.

PREIT – RUBIN, INC.
PREIT – RUBIN OP, INC.

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

PR PALMER PARK MALL LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PR Palmer Park, L.P., its sole general partner
By: PR Palmer Park Trust,
its sole general partner

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Trustee

PR PALMER PARK, L.P., a Pennsylvania limited partnership
By: PR Palmer Park Trust,
its sole general partner

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Trustee

PR PALMER PARK TRUST, a Pennsylvania business
trust, by its duly authorized Trustee

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Trustee

[Signatures Continued on Next Page]

PR WASHINGTON CROWN LIMITED PARTNERSHIP, a Pennsylvania limited partnership

By: PR Washington Crown LLC, its sole general partner

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Director

801–GALLERY GP, LLC, a Pennsylvania limited liability company

By: PREIT – RUBIN, Inc., sole member

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

801–GALLERY ASSOCIATES, L.P., a Pennsylvania limited partnership

By: 801–Gallery GP, LLC, general partner
By: PREIT – RUBIN, Inc., sole member

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

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[Five-Year Term Loan Guaranty]

PR WASHINGTON CROWN LLC,
a Delaware limited liability company, by its duly
authorized Director

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Director

PR WC LLC, a Delaware limited liability company,
by its duly authorized Director

By: /s/ Bruce Goldman
     Name: Bruce Goldman
     Title: Director

[Signatures Continue on Next Page]
[Five-Year Term Loan Guaranty]

PR GALLERY I LIMITED PARTNERSHIP By: PR Gallery I LLC, sole general partner By: PREIT Associates, L.P., sole member	PR FINANCING LIMITED PARTNERSHIP, By: PR Financing I LLC, general partner By: PREIT Associates, L.P., member By: PR Financing II, LLC, member By: PREIT Associates, L.P.
PR GALLERY I LLC By: PREIT Associates, L.P., sole member	PR FIN DELAWARE, LLC By: PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LIMITED PARTNERSHIP By: PR Plymouth Meeting LLC, sole general Partner By: PREIT Associates, L.P., sole member	PLYMOUTH GROUND ASSOCIATES LP By: Plymouth Ground Associates LLC, sole general partner By: PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LLC By: PREIT Associates, L.P., sole member	PLYMOUTH GROUND ASSOCIATES LLC By: PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING ASSOCIATES PC LP By: PR PM PC Associates LLC, sole general partner By: PREIT Services, LLC, non-member manager By: PREIT Associates, L.P., sole member	PR CUMBERLAND OUTPARCEL LLC By: PREIT Associates, L.P., sole member
PR EXTON LIMITED PARTNERSHIP By: PR Exton LLC, sole general partner By: PREIT Associates, L.P., sole member	PREIT GADSDEN MALL LLC By: PREIT Associates, L.P., sole member
PR EXTON LLC By: PREIT Associates, L.P., sole member	PR NEW GARDEN/CHESCO LIMITED PARTNERSHIP By: PR New Garden/Chesco, LLC, sole general partner By: PREIT Services, LLC, non-member manager By: PREIT Associates, L.P., sole member
PR ECHELON LIMITED PARTNERSHIP By: PR Echelon LLC, sole general partner By: PREIT Associates, L.P., sole member	PR NEW GARDEN/CHESCO HOLDINGS, L.P. By: PR New Garden/Chesco Holdings, LLC, sole general partner By: PREIT Associates, L.P., sole member
PR ECHELON LLC By: PREIT Associates, L.P., sole member	PR NEW GARDEN/CHESCO, LLC By: PREIT Services, LLC, non-member manager By: PREIT Associates, L.P., sole member
PR FINANCING I LLC By: PREIT Associates, L.P., member and PR Financing II LLC, member By: PREIT Associates, L.P., sole member	PR NEW GARDEN/CHESCO HOLDINGS, LLC By: PREIT Associates, L.P., sole member
PR FINANCING II LLC By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

[Signatures Continued on Next Page]
[Five-Year Term Loan Guaranty]

PR BVM, LLC By: PREIT Associates, L.P., sole member	PR JACKSONVILLE LIMITED PARTNERSHIP By: :PR Jacksonville LLC, its general partner By: PREIT Associates, its member By: PR JK LLC, its member By: PREIT Associates, its sole member
PR AEKI PLYMOUTH, L.P. By: PR AEKI Plymouth LLC, sole general partner By: PREIT Associates, L.P., sole member	PR JACKSONVILLE LLC By: PREIT Associates, its member By: PR JK LLC, its member By: PREIT Associates, its sole member
PR AEKI PLYMOUTH LLC By: PREIT Associates, L.P., sole member	PR JK LLC By: PREIT Associates, its sole member
PR NEW GARDEN LIMITED PARTNERSHIP By: PR New Garden LLC, sole general partner By: PREIT Associates, L.P., sole member	PR WESTGATE LLC By: PREIT Associates, L.P., sole member
PR NEW GARDEN LLC By: PREIT Associates, L.P., sole member	PR WIREGRASS COMMONS LLC By: PREIT Associates, L.P., sole member
PR WESTGATE LIMITED PARTNERSHIP By: PR Westgate LLC, sole general Partner By: PREIT Associates, L.P., sole member	PR CROSSROADS I, LLC By: PREIT Associates, L.P., sole member
PR CROSSROADS II, LLC By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

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[Five-Year Term Loan Guaranty]

ECHELON TITLE LLC By: PR Echelon Limited Partnership, sole member By: PR Echelon LLC, general partner By: PREIT Associates, L.P., sole member	KEYSTONE PHILADELPHIA PROPERTIES, L.P. By: Keystone Philadelphia Properties, LLC, general partner By: PR Gallery II, LLC, sole member By: PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC By: PREIT Associates, L.P., sole member	KEYSTONE PHILADELPHIA PROPERTIES, L.P. By: Keystone Philadelphia Properties, LLC, general partner By: PR Gallery II, LLC, sole member By: PREIT Associates, L.P., sole member
XGP LLC By: PR Exton Limited Partnership, sole member By: PR Exton LLC, general partner By: PREIT Associates, L.P., sole member	PR GALLERY II LIMITED PARTNERSHIP By: PR Gallery II LLC, general partner By: PREIT Associates, L.P., sole member
PR EXTON SQUARE PROPERTY L.P. By: XGP LLC, general partner By: PR Exton Limited Partnership, sole member By: PR Exton LLC, general partner By: PREIT Associates, L.P., sole member	PR GALLERY II LLC By: PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LP By: PR PM PC Associates LLC, sole general partner By: PREIT Services, LLC, non-member manager By: PREIT Associates, L.P., sole member	PR TP LLC By: PREIT Associates, L.P., sole member
PR TP LP By: PR TP LLC, general partner By: PREIT Associates, L.P., sole Member
PR PM PC ASSOCIATES LLC By: PREIT Services, LLC, non-member manager By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment
Trust, sole general partner

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

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[Five-Year Term Loan Guaranty]

ECHELON RESIDENTIAL UNIT OWNER LLC, a Delaware limited liability company By: Echelon Title LLC, sole member By: PREIT Associates, L.P., sole member	WG PARK – ANCHOR B, LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member
WG PARK – ANCHOR B LP, a Delaware limited partnership By: WG Park – Anchor B, LLC, sole general partner By: PREIT Associates, L.P., sole member	801 DEVELOPERS, LP, a Pennsylvania limited partnership By: 801 Developers GP, LLC, general partner By: PREIT Associates, L.P., sole member
PR WIREGRASS ANCHOR LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member	801 DEVELOPERS GP, LLC, a Pennsylvania limited liability company By: PREIT Associates, L.P., sole member
PR GAINESVILLE LIMITED PARTNERSHIP, a Delaware limited partnership By: PR Gainesville LLC, a Delaware limited liability company, sole general partner By: PREIT Associates, L.P., sole member	PR GV LP, a Delaware limited partnership By: PR GV LLC, sole general partner By: PREIT Associates, L.P., sole member
PR GAINESVILLE LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member	PR GV LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member
BALA CYNWYD ASSOCIATES, L.P., a Pennsylvania limited partnership By PR Cherry Hill Office GP, LLC, general partner By: PREIT Associates, L.P., sole member	PR CHERRY HILL OFFICE GP, LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member
MOORESTOWN MALL LLC, a Delaware limited liability Company By: PR Moorestown Limited Partnership, sole member By PR Moorestown LLC, general partner By: PREIT Associates, L.P., sole member	PR MOORESTOWN LIMITED PARTNERSHIP, a Pennsylvania limited partnership By PR Moorestown LLC, general partner By: PREIT Associates, L.P., sole member
PR MOORESTOWN LLC, a Pennsylvania limited liability company By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust,
sole general partner

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

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[Five-Year Term Loan Guaranty]

PR MONROE UNIT ONE LIMITED PARTNERSHIP, a Pennsylvania limited partnership By: PR Monroe Unit One GP, LLC, its general partner	PR MONROE UNIT ONE HOLDINGS, L.P., a Pennsylvania limited partnership By: PR Monroe Unit One GP, LLC, its general partner
PR MONROE UNIT ONE GP, LLC, a Delaware limited liability company	PR MONROE UNIT 10C LIMITED PARTNERSHIP, a Pennsylvania limited partnership By: PR Monroe Unit 10C GP, LLC, its general partner
PR MONROE UNIT 10C HOLDINGS, L.P., a Pennsylvania limited partnership By: PR Monroe Unit 10C GP, LLC, its general partner	PR RADIO DRIVE LLC, a South Carolina limited liability company
PR MONROE UNIT 10C GP, LLC, a Delaware limited liability company

By: PREIT – RUBIN, Inc., sole member

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

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[Five-Year Term Loan Guaranty]

PR PITNEY LOT 3 LIMITED PARTNERSHIP, a Pennsylvania limited partnership By: PR Pitney Lot 3 GP, LLC, its general partner	PR PITNEY LOT 3 GP, LLC, a Delaware limited liability company
PR PITNEY LOT 3 HOLDINGS, L.P., a Pennsylvania limited partnership By: PR Pitney Lot 3 GP, LLC, its general partner	PR SUNRISE OUTPARCEL 2, LLC, a New Jersey limited liability company
PR SUNRISE OUTPARCEL 1, LLC, a New Jersey limited liability company

By: PREIT – RUBIN, Inc., sole member

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

PR BEAVER VALLEY LIMITED PARTNERSHIP, a Pennsylvania limited partnership By: PR Beaver Valley, LLC, general partner By: PREIT Associates, L.P., sole member	PR BEAVER VALLEY LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL LIMITED PARTNERSHIP, a Pennsylvania limited partnership By: PR Exton Outparcel GP, LLC, general partner By: PREIT Associates, L.P., sole member	PR EXTON OUTPARCEL HOLDINGS, LP, a Pennsylvania limited partnership By: PR Exton Outparcel GP, LLC, general partner By: PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL GP, LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust,
sole general partner

By: /s/ Andrew M. Ioannou
Name: Andrew M. Ioannou
Title: Senior Vice President – Capital Markets and Treasurer

[Five-Year Term Loan Guaranty]

Execution Version

PR 907 MARKET LP, a Delaware limited partnership
   By: PR 907 Market GP LLC, general partner
      By: PR 907 Market Mezz LP, sole member
      By: PR 907 Market Mezz GP LLC, general partner
   By: PREIT Associates, L.P., sole member
PR 907 MARKET GP LLC, a Delaware limited liability company By: PR 907 Market Mezz LP, sole member By: PR 907 Market Mezz GP LLC, general partner By: PREIT Associates, L.P., sole member

PR 907 MARKET MEZZ LP, a Delaware limited partnership By: PR 907 Market Mezz GP LLC, general partner By: PREIT Associates, L.P., sole member	PR 907 MARKET MEZZ GP LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust,
sole general partner

By: /s/ Andrew M. Ioannou
Name: Andrew M. Ioannou
Title: Senior Vice President – Capital Markets and Treasurer

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.
200 South Broad Street
Philadelphia, PA 19102
Attention: Andrew Ioannou
Telephone: (215) 875-0700
Telecopy: (215) 546-7311

[Five-Year Term Loan Guaranty]

PR NEW GARDEN RESIDENTIAL LIMITED PARTNERSHIP, a Pennsylvania limited partnership By: PR New Garden Residential LLC, sole general partner	PR MONROE OLD TRAIL, LLC, a Delaware limited liability company
PR MONROE OLD TRAIL HOLDINGS, L.P., a Pennsylvania limited partnership By: PR Monroe Old Trail Holdings, LLC, its sole general partner
PR MONROE OLD TRAIL LIMITED PARTNERSHIP, a Pennsylvania limited partnership By: PR Monroe Old Trail, LLC, its sole general partner
PR NEW GARDEN RESIDENTIAL LLC, a Delaware limited liability company	PR MONROE OLD TRAIL HOLDINGS, LLC, a Delaware limited liability company
801–GALLERY OFFICE GP, LLC, a Pennsylvania
limited liability company
By: 801–Gallery Associates, L.P., its sole member
      By: 801–Gallery GP, LLC,
              its general partner
801–GALLERY OFFICE ASSOCIATES, L.P., a Pennsylvania limited partnership
By: 801–Gallery Office GP, LLC, its general partner
By: 801–Gallery Associates, L.P., its sole member
      By: 801–Gallery GP, LLC,
              its general partner
801–GALLERY C-3 ASSOCIATES, L.P., a Pennsylvania limited partnership
By: 801–Gallery C-3 GP, LLC, its general partner
By: 801–Gallery Associates, L.P., its sole member
      By: 801–Gallery GP, LLC,
              its general partner

801–GALLERY C-3 GP, LLC, a Pennsylvania limited liability company By: 801–Gallery Associates, L.P., its sole Member By: 801–Gallery GP, LLC, its general partner

By: PREIT – RUBIN, Inc., sole member

By: /s/ Bruce Goldman
Name: Bruce Goldman
Title: Executive Vice President

[Signatures Continued on Next Page]
[Five-Year Term Loan Guaranty]

ANNEX I

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of ____________, ____, executed and delivered by ______________________, a _____________ (the “New Guarantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) for the Lenders under that certain Five-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-Rubin, Inc. (“PREIT-Rubin”), Pennsylvania Real Estate Investment Trust (the “Parent”; together with PREIT and PREIT-Rubin, each individually, a “Borrower” and collectively, the “Borrower”), the financial institutions party thereto and their assignees under Section 11.6.(b) thereof (the “Lenders”), the Administrative Agent, and the other parties thereto, for its benefit and the benefit of the Lenders (the Administrative Agent and the Lenders, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the New Guarantor is owned or controlled by the Borrower, or is otherwise an Affiliate of the Borrower;

WHEREAS, the Borrower, the New Guarantor and the existing Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing under the Credit Agreement through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, the New Guarantor is willing to guarantee the Borrower’s obligations to the Administrative Agent and the Lenders on the terms and conditions contained herein; and

WHEREAS, the New Guarantor’s execution and delivery of this Accession Agreement is a condition to the Guarantied Parties continuing to make such financial accommodations to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under that certain Five-Year Term Loan Guaranty dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the Administrative Agent, for its benefit and the benefit of the other Guarantied Parties and assumes all obligations of a “Guarantor” thereunder and agrees to be bound thereby, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

(a)    irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

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(b)    makes to the Administrative Agent and the other Guarantied Parties as of the date hereof each of the representations and warranties with respect to or in any way relating to itself contained in Section 5. of the Guaranty and agrees to be bound by each of the covenants contained in Section 6. of the Guaranty; and

(c)    consents and agrees to each provision set forth in the Guaranty.

SECTION 2. GOVERNING LAW. THIS ACCESSION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

[NEW GUARANTOR]

By:
Name:
Title:

(CORPORATE SEAL)

Address for Notices:

c/o PREIT Associates, L.P.
200 South Broad Street
Philadelphia, PA 19102
Attention: Andrew Ioannou
Telephone: (215) 875-0700
Telecopy: (215) 546-7311

Accepted:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:
Name:
Title:

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